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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest event reported) March 31, 2000





                               ZALE CORPORATION
            (Exact name of registrant as specified in its charter)





          DELAWARE                         1-04129               75-0675400
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
          incorporation)                                     Identification No.)

  901 W Walnut Hill Lane Irving, Texas            75038-1003
(Address of principal executive offices)          (Zip Code)


     Registrant's Telephone number, including area code:      (972) 580-4000

                                 Not Applicable
         (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         On March 31, 2000, Zale Corporation (the "Company") announced that it has entered into a five-year unsecured working capital facility with an initial commitment of $225 million which may be increased to $300 million under certain conditions.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS.

              99     Press Release issued by the Company on March 31, 2000.




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ZALE CORPORATION
                                       Registrant

Date: March 31, 2000                   By:         /s/ Mark R. Lenz
                                           ---------------------------------
                                                     Mark R. Lenz
                                           Senior Vice President, Controller
                                           (principal accounting officer of the
                                           registrant)
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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER          DESCRIPTION
------          -----------
99     Press Release issued by the Company on March 31, 2000.

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